UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2009

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COFFEE HOLDING CO., INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-32491	11-2238111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3475 Victory Boulevard, Staten Island, NY 10314
(Address of principal executive offices) (Zip Code)

(718) 832-0800
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01
Regulation FD Disclosure

The presentation attached hereto as Exhibit 99.1, and incorporated herein by reference solely for purposes of this Item 7.01 disclosure, will be used by Coffee Holding Co., Inc. (the “Company”) in various communications to the investment community.

The presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Items 7.01 and 9.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act. Except as required by law, the Company undertakes no duty or obligation to publicly update or revise the information included in the presentation; however, the Company may voluntarily update or revise the presentation from time to time.

Item 9.01
                  Financial Statements and Exhibits.

(d)
                  The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Presentation of Coffee Holding Co., Inc. dated November 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2009	COFFEE HOLDING CO., INC.

	By:	/s/ ANDREW GORDON
	Name:	Andrew Gordon
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation of Coffee Holding Co., Inc. dated November 2009